Exhibit 99.1
ACI Investor Day New York City March 15, 2011

Private Securities Litigation Reform Act of 1995 Safe Harbor For Forward-Looking Statements This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A discussion of these forward- looking statements and risk factors that may affect them is set forth at the end of this presentation. The Company assumes no obligation to update any forward-looking statement in this presentation, except as required by law.

Investor Day Agenda 2011 Opening Remarks Phil Heasley Financial Metrics Scott Behrens Markets and Sales Ralph Dangelmaier Applications Louis Blatt Maintenance Carolyn Homberger AOD Carolyn Homberger Services Ralph Dangelmaier Customer Discussion 3

ACI "Trust" Brand Video ACI "Trust" Brand Video 4

Welcome Phil Heasley Chief Executive Officer 5

Financial Review Scott Behrens Chief Financial Officer 6

7 Key Takeaways from 2010 Revenue of $418 million Strong growth of $40 million in recurring revenue Recurring revenue comprised 68% of total revenue in 2010 compared to 60% of revenue in 2009 Sales of $525 million Sales rise of $100 million led by major account signings during 2010 First Data Corporation global deal as well as several significant UK renewals & capacity events and a significant Japanese deal closure Very strong Operating Free Cash Flow of $62.8 million Up $32.5 million over prior year Led by higher operating income as well as by continued strong cash receipts from accounts receivable collections

Key Takeaways from 2010 60-Month Backlog growth of $54 million to $1.6 billion over prior year Strong Growth in Operating Income Up $12.0 million, or 29%, over prior-year Strong Growth in Operating EBITDA Up $14.9 million, or 20%, over prior-year 8

54% 30% 16% 17% 24% 20% 59% 23% 19% 57% 21% 60% 17% 15% 68% $356 $374 $418 $418 $440 - $450 $406 Calendar Year Revenue Mix 9

2010 Rank 2009 Rank Channel #1 #2 Americas #2 #18 EMEA #3 #16 Americas #4 #7 Americas #5 #58 EMEA #6 #1 Americas #7 #3 Global #8 #5 EMEA #9 #27 Americas #10 #32 Americas #11 #508 EMEA #12 #78 Global #13 #4 Americas #14 #15 Asia-Pacific #15 #13 Americas #16 #12 Americas #17 #52 EMEA #18 #65 EMEA #19 #10 Americas #20 #118 EMEA = Revenue from Top 20 Customers = Revenue from All Other Customers Represents Top 20 out of 709 Customers Top 1 4% Top 5 13% Top 10 20% Top 20 29% Not reliant on an individual customer relationship Top 20 individual customers change from year to year due to significant project completion & renewals Top 20% (approximately 140 customers) represent approximately 75% of our total revenues CY 2010 Revenue Concentration 10

Revenue by Industry Increase of $13 million or 5% in the amount of revenue generated by banking sector as sales rebounded from aftermath of financial crisis Processor sales increased on the mid-year renewal of the FDC contract Retail stores segment stayed fairly constant and we continue to see good opportunities in this area with our Retail Commerce Server product family 11

60-Month Backlog in Constant Currency Consistent Backlog Growth Year-over-Year Monthly Recurring portion growing at a higher rate Monthly Recurring includes higher margin MLF, Maintenance, and Processing Services Stable Non-Recurring Backlog reflects ability to move projects in to GAAP revenue at the same rate that sales are adding new projects 12

Backlog as a Contributor of Annual Revenue Backlog from monthly recurring revenues and project go-lives continues to drive quarterly GAAP revenue, leading to predictable quarterly performance We expect backlog to contribute a similar percentage of 2011 revenue led by recurring revenue and project go-live events 13 13

Operating Income and Operating EBITDA 2007-2011G Operating Income Operating EBITDA CY11 depicted at the midpoint of the guidance range $0 $22 $42 $54 $64 $27 $52 $73 $88 $100 14

2011 Guidance Revenue Revenue growth range higher than last year Revenue and margin phasing consistent with prior-year Operating Income Operating income improves from on-going growth in recurring revenue and continued expense management 15%-20% growth range Operating EBITDA Depreciation and amortization flat over prior year Non-cash compensation expense of approximately $9 million Operating EBITDA = operating income + Depreciation and Amortization + non-cash compensation expense 15

Market Overview Ralph Dangelmaier President, ACI Global Markets & Services

ACI Global Markets - Topics Key Points Major Trends by Region Current Market Penetration Sales Update Closing 17

ACI Global Markets - Key Points Strengthening the organization Implementing Best Practices for Sales and Services, particularly in EMEA and Asia Pacific Significant contribution by global accounts team Continue to see good market opportunity in all geographies Grew sales last year by 24% percent Market opportunity & best practices will drive sales 18

Major Trends By Region

Markets with the Biggest Opportunity United States UK Canada Japan China Germany Australia France Brazil India Italy Mexico Netherlands Spain Middle East Indonesia Singapore Malaysia Thailand Philippines Vietnam Korea South Africa A focus on strategic markets 20

Global Market Trends and Drivers Growth in electronic payment transaction volumes Consolidation creating large scale needs & inefficient platform redundancies Continued desire for cost reduction and increased productivity Need to expand fraud detection to unprotected channels Search for new revenue sources Globalization Overall market drivers remain positive for ACI 21

United States ACI's largest market Electronic payment volumes still growing Consolidation created redundant platforms Customers migrating from older ACI versions Cross-sell fraud, back-office, tools Key Growth Markets - Americas Significant cross-sell opportunities Brazil ACI has a strong position in AML & becoming leading Switch with recent wins Very sophisticated payments market - structural advances are driving change Old platform technology in need of change Cross-sell fraud, back office, tools, wholesale Canada ACI has a strong position in retail payments & retail fraud Old platform technology in need of change Customers migrating from older ACI versions Desire to expand fraud detection capabilities Cross-sell fraud, back-office, tools, wholesale Mexico ACI has a strong position in retail payments, and strong in-country Services Consolidation created redundant platforms Old platform technology in need of change, particularly in wholesale & back office Cross-sell fraud, back-office, tools, wholesale 22

ACI has good Retail base Opportunities with major banks using in-house software, & legacy ACI migrations Need for updated wholesale payment systems Old platform technology in need of change Key Growth Markets - EMEA Regulatory change, consolidation & aging platforms creating opportunities ACI has a strong position in retail payments, fraud & wholesale Regulatory drivers persist (Wholesale, Faster Payments, EMV) Some old platform technology in need of change Cross-sell fraud, back office, tools, wholesale Italy ACI has significant recent wins Large number of banks, rapidly consolidating & creating redundant platforms Need for updated wholesale payment systems Old platform technology in need of change ACI has significant position with major retail payment clients & good progress w/ fraud Consolidation of processors creating redundant payment platforms Banks looking to acquire outside France, creating expansion opportunities for ACI Old platform technology in need of change 23

Middle East ACI has a strong position in retail payments & significant share of retail fraud Old platform technologies in need of change Customers migrating from older ACI versions Cross-sell fraud, back office, wholesale, tools Key Growth Markets - EMEA (continued) Regulatory change, consolidation & aging platforms creating opportunities Netherlands ACI services significant retail processing banks, & some wholesale penetration Wholesale driving market but not as hard as national cooperative initiatives, e.g. Sixpack Infrastructure mostly modernized Cross-sell fraud, back office, wholesale, tools Spain ACI is making good progress with major Spanish retail banking community Consolidation of processors & savings banks creating mega-FIs needing re-engineering Banks looking to acquire outside Spain, creating expansion opportunities for ACI Old platform technologies in need of change South Africa 3 of 4 top FIs committed to BASE24-eps(r) ACI has significant share of the retail processing customers FIs looking to expand outside S.A., creating expansion opportunities for ACI Entry opportunity for new technologies (Pre-paid) 24

Key Growth Markets - Asia/Pacific ACI has a strong initial position in credit card management & fraud Alliances will be key to ACI success ACI needs effective partnerships to penetrate Fragmented, un-connected payments infrastructure requires consolidation Very large scale volumes ACI has significant opportunities across Asia Pacific ACI has strong retail payments client base and significant market share in wholesale payments & online banking Electronic/on-line payments are growing due to increasing corporate e-commerce Cross border payment initiatives will increase driving regional opportunity Cross-sell opportunities for ACI across full range of software assets ACI has strong retail payments client base & new, direct sales approach Many new entrants to the payments market, many from US Financial inclusion driving high card payment growth National Payment infrastructure being upgraded 25

Key Growth Markets - Asia/Pacific (continued) Australia/NZ ACI has a strong position in retail payments and fraud with significant share of wholesale payments market Commonwealth banking structure results in 4 dominant market players Sophisticated payments market, but old underlying technology, particularly in wholesale payments and back office Banks have very strong balance sheets to fund investment and expansion in Asia ACI recent large win in Japan Alliances will be key to ACI success Japan is sophisticated & proprietary payments market based on old technology Japanese banks' international aspirations will lead them to new solutions Korea highly innovative in payments ACI has significant opportunities across Asia Pacific 26

ACI Internal Drivers Cross-selling ACI products Migrations to new solutions BASE24-eps(r) phased migration approaches gaining more traction Extended support models designed to support customers on older products Stronger services model Project scoping, rates, processes Alliances Over 70% of new sales are on IBM Continue to expand formal Alliance base to provide better total solutions for ACI customers Increased client focus, especially with senior levels Key driver for customer loyalty 27

Current Market Penetration

BANKING 22 of the top 25 in the U.S. 4 of the top 5 in Brazil 6 of the top 10 in Indonesia 7 of the top 10 in Canada 7 of the top 10 in Saudi Arabia 8 of the top 10 in Thailand MERCHANT RETAIL PROCESSORS 5 of the top 10 in China 3 of the top 6 in France 4 of the top 10 in Mexico 5 of the top 10 in Malaysia 8 of the top 10 in India 3 of the top 4 in South Africa 3 of the top 5 in Greece 4 of the top 5 in the U.K. Over 80 retailers globally Over 140 processors globally 19 customers in the top 20 world banks 53 customers in the top 100 world banks 6 of the top 6 in Australia 3 of the top 4 in Netherlands ACI Market Share 29

Sample Customers - Retail Payments 11 March 2011 30 30 Confidential

Sample Customers - Wholesale Payments 11 March 2011 31 31 31 Confidential

Sample Customers - Fraud 11 March 2011 32 32 Confidential

Sample Customers - Retailers Sample Customers - Retailers Sample Customers - Retailers 33

Sales Update

Sales Best Practices Consistent forecasting Fair & Equitable Deal Construction Consistent Sales Process Driving global consistency to facilitate local autonomy 35

Consistent Sales Process - 5 steps Discovery Account Profile Strawman/Strategy ROI Analysis Close A structured, proven approach 36

Example 1 - Leading U.S. FI

Discovery & Account Profile

ACI Product Assets - highlighting what customer has licensed from ACI and what is of interest

ACI payment systems

Retail Payments Solutions

ENTERPRISE PAYMENTS
- BASE24
- BASE24-eps

INTERNET SHOPPING
- ACI Commerce Gateway

CARD MNGMT & SETTLEMENT

Card Management
- Issuer & Interchange

Payment Clearing & Settlement
- ACI Interchange

Wholesale Payments Solutions

ENTERPRISE PAYMENTS
- ACI Money Transfer System

ONLINE BANKING
- ACI Enterprise Banker
- Enterprise Enrollments

TRADE FINANCE
- Global Trade Manager
- Open Account Manager

GLOBAL PAYMENTS PROCESSING
- ACI Money Transfer System: RTGS, Bulk

FINANCIAL CRIME MANAGEMENT

FRAUD DETECTION & PREVENTION
- ACI Proactive Risk Manager

CASE MANAGEMENT
- ACI Case Manager

Operations & Infrastructure

PAYMENT SERVICE MANAGEMENT
- ACI Transaction Insight
- ACI ATM Manager
- ACI Foundation
- ACI Monitoring & Management

PAYMENT TESTING
- ASSET

COMMUNICATIONS & INFRASTRUCTURE
- ACI Communication Services
- ACI Web Access Services
- ACI Enterprise Security
- GoldenGate, ACI DataWise
- NET24-XPNET
- NetworkExpress

Licensed

Of Interest

38

Discovery & Account Profile

Customer Assets - ACI and non-ACI solutions in use

Before

CARD PRODUCTS	ATM DRIVING	AUTHORIZATION	FRAUD	SETTLEMENT
Debit CMM (Inhouse)	**Diebold Native** Diebold ATMs	**BASE24** Debit	**PRM Enterprise PIN Deployed**	**PIN Debit** STL
Consumer Prepaid Fidelity Outsourced	**NCR Native** NCR ATMs	**CMM** (Inhouse)	**Falcon** Visa DPS Signature	**Signature Debit** Visa DPS Outsourced
Corporate Prepaid Inhouse	**Non-Standard IFX** Diebold ATMs	**Visa DPS** Signature Debit	**Carreker CheckFree Branch/Checks**	**Consumer Prepaid** Fidelity Outsourced
	Non-Standard IFX NCR ATMs	**TSYS** Credit	**Falcon** Credit Card	**Corporate Prepaid** Proprietary
	Non-Standard IFX Wincor ATMs		**Home Grown** Wire/ACH	

39

CHANNELS CORE SYSTEMS CHANNELS CORE SYSTEMS NETWORKS RETAIL PAYMENTS OPERATIONS & INFRASTRUCTURE FINANCIAL CRIME MANAGEMENT Strawman/Strategy ACI Global Payment Solutions Strategy OPERATIONS & INFRASTRUCTURE WHOLESALE PAYMENTS

Strawman/Strategy

Proposed End State using ACI Solutions

ACI payment systems

	CARD PRODUCTS	ATM DRIVING	AUTHORIZATION	FRAUD	SETTLEMENT
Before	**Debit** CMM (Inhouse)	**Diebold Native** Diebold ATMs	**BASE24®** Debit	**PRM Enterprise PIN Deployed**	**PIN Debit** STL
	Consumer Prepaid Fidelity Outsourced	**NCR Native** NCR ATMs	**CMM** (Inhouse)	**Falcon** Visa DPS Signature	**Signature Debit** Visa DPS Outsourced
	Corporate Prepaid Inhouse	**Non-Standard IFX** Diebold ATMs	**Visa DPS** Signature Debit	**Carreker CheckFree Branch/Checks**	**Consumer Prepaid** Fidelity Outsourced
		Non-Standard IFX NCR ATMs	**TSYS** Credit	**Falcon** Credit Card	**Corporate Prepaid** Proprietary
		Non-Standard IFX Wincor ATMs		**Home Grown** Wire/ACH	
After	**ACI ISSUER**	**ACI BASE24-eps**	**ACI BASE24-eps®**	**ACI PROACTIVE RISK MANAGER**	**ACI SETTLEMENT**

41

Cost Avoidance - In-sourcing $105M Connect directly to Visa and perform signature debit settlement in-house In-source signature debit fraud on to existing PRM solution Combine signature and PIN at card level to improve detection for both channels $275M TOTAL ROI: Improved Enterprise-Level Fraud Detection / Prevention $45M Consolidate fraud detection from 3 sources on to PRM Add credit card - improve detection for all cards using Enterprise wide customer view Add detection for Retail Banking customers using Opera analytics Cost savings - Consolidate other card & authorization systems $125M Consolidate issuing from 3 sources on to ACI issuer for all debit and prepaid Consolidate remaining 2 authorization systems Use BASE24 existing scale to expand to pre-paid cards, with scripted authorization Return on Investment - 5 year potential ROI 42

Summary of Key Benefits to Customer Reduce overall costs due to the elimination of redundant silos for payments and fraud Improve time to market for new products and services leveraging next-generation payment technologies Improve revenue opportunities through the provision of fee-based services on a single platform Improve service availability based on ACI's proven capabilities in large-scale, complex environments Increase efficiency through an integrated end-to-end solution A highly differentiated value proposition 43

Example 2 - Global Card Issuer

Discovery & Account Profile

ACI Product Assets - highlighting what customer has licensed from ACI and what is of interest

ACI payment systems

Retail Payments Solutions

ENTERPRISE PAYMENTS
- BASE24
- BASE24-eps

INTERNET SHOPPING
- ACI Commerce Gateway

CARD MNGMT & SETTLMENT

Card Management
- ACI Issuer & Interchange
- ACI Token Manager

Payment Clearing & Settlement
- ACI Interchange

Wholesale Payments Solutions

ENTERPRISE PAYMENTS
- ACI Money Transfer System

ONLINE BANKING
- ACI Enterprise Banker
- Enterprise Enrollments

TRADE FINANCE
- Global Trade Manager
- Open Account Manager

GLOBAL PAYMENTS PROCESSING
- ACI Money Transfer System: RTGS, Bulk

Financial Crime Management

FRAUD DETECTION & PREVENTION
- ACI Proactive Risk Manager

CASE MANAGEMENT
- ACI Case Manager

Operations & Infrastructure

PAYMENT SERVICE MANAGEMENT
- ACI Transaction Insight
- ACI ATM Manager
- ACI Foundation
- ACI Monitoring & Management

PAYMENT TESTING
- ASSET

COMMUNICATIONS & INFRASTRUCTURE
- ACI Communication Services
- ACI Web Access Services
- ACI Enterprise Security Services
- GoldenGate, ACI DataWise
- NET24-XPNET, NetworkExpress

Licensed
Of Interest

45

Discovery & Account Profile

Customer Assets - ACI and non-ACI solutions in use


UK
TSYS, First Data Outsourced
UK
BASE24-atm
BASE24-pos
HP NonStop
ACI
UK
Falcon - FICO
Fraud - aiCorp
Pega – PegaSystems
USA
Provider A
EUROPE & Africa
Euronet - Outsourced
UAE
TSYS Prime
TSYS Online
TSYS FraudGuard
EUROPE & Africa
TS PRIME
WildCard – Fidelity
Bankworld – CR2
BRAINS – CMC
Flexcube - Oracle
India
TSYS Prime
TSYS Online
TSYS FraudGuard
South Africa
BASE24-atm
BASE24-pos
HP NonStop
ACI
South Africa
BASE24-eps ®
HP NonStop
ACI
ACI
Outsourced
Vendor

46

CHANNELS CORE SYSTEMS CHANNELS CORE SYSTEMS NETWORKS RETAIL PAYMENTS OPERATIONS & INFRASTRUCTURE FINANCIAL CRIME MANAGEMENT Strawman/Strategy ACI Global Payment Solutions Strategy OPERATIONS & INFRASTRUCTURE WHOLESALE PAYMENTS 47

USA Provider A UK BASE24 eps-atm BASE24-eps pos HP NonStop ACI ACI Vendor Outsourced Europe ACI Issuer & ACI Interchange Card Management & Settlement UK ACI PRM Enterprise Fraud Debit, Credit, Online, Wholesale Payments Strawman/Strategy Proposed End State using ACI Solutions 48

Eliminate cost of redundant card issuing & authorization systems $380M Consolidate 15 systems including in-house card issuing & management systems and authorization systems Eliminate outsourcing costs from 2 platforms $470M TOTAL ROI: Implement Enterprise-Level Fraud Detection / Prevention $65M Consolidate to one global fraud solution Improve existing card fraud detection - add real-time at POS & ATM Add Non-Card fraud detection, including Internet banking Expand Service Offerings $25M Reduce time to market of new products and expand new products in all geographic markets Use of single platform and single customer view to increase cross-sell Expand flexibility and use of multi-application CHIP-based programs (e.g. mobile payments) Return on Investment - 5 year potential ROI 49

Summary of Key Benefits to Customer Reduce overall costs due to the elimination of redundant silos for card issuing & management Increase fraud detection rates by adding real time & protecting currently unprotected channels Use single customer view to identify more cross-sell opportunities for debit, credit, commercial & pre-paid cards Reduce time to market introducing new products & services Increase efficiency through an integrated end-to-end solution A highly differentiated value proposition 50

Recent Key Wins

Large Global Processor

- Global Enterprise License
- BASE24-eps®, BASE24®, PRM &Tools
- Consolidates many one-off legacy agreements into one
- Creates incentive to leverage ACI for more consolidation & new market entry

Top Global FI

- Continued investment in MTS as Euro clearing hub for high & low value payments, including SEPA
- Positions MTS to become bank's global payments processing platform

Leading EMEA FI

- Recommitment to BASE24® following major bank merger
- 5 fold increase in transaction volume

Leading Asia-Pacific FI

- Largest Asia Pacific deal for ACI
- BASE24-eps®, SDK, Asset & Golden Gate
- Consolidates global authorization systems
- IBM as systems integrator

Leading Northern American FI

- PRM expansion to real time
- Reduced fraud by 50%
- ACI On-Demand

Leading North American F.I.

- Combined BASE24eps® & MTS renewals with new applications
- Included packaged services contract

U.S. Regional FI

- Consolidates online banking systems
- Positions bank to support large scale growth plans for small businesses & commercial customers

Diverse customers and solutions

51

Closing

Continue to see good market opportunity in all geographies Increase focus on cross-sell and senior-level contacts Continue to strengthen the organization & drive best practices Closing 53

Application P&L Louis Blatt, Ph.D. Chief Product Officer

What does Application include? Revenue recognized from License and Capacity Fees Expenses related to defining, developing, launching and selling products and solutions Application P&L - Revenue 55

Strategy Evolution to remove redundancies of processes and applications... Phase 1: Offer the industry's leading breadth of products on a unified hardware platform to decrease hardware and maintenance operating costs. Phase 2: Integrate products to drive consolidation, efficiencies and decreased fraud. Phase 3: Deliver a unified service-oriented architecture that provides a faster time to market for ACI and ACI's customers. The leading provider of a unified solution that initiates, manages, secures and operates payments to maximize the total economic impact for our customers. 56

Market Drivers Reliance on online channels for daily interaction between bank and businesses Enablement through technology advancements (Internet, bandwidth, Web 2.0) Mature market movement towards 2nd and 3rd generation solutions Expansion of trade and mobile ACI Value Proposition and Differentiators Ability to service large, small commercial banking customers on a single platform Ability to serve compliance and competitive needs more economically Ability to differentiate offerings for spectrum of customers (small to large financial institution) Speed to market via Saas offering Key Opportunities Global expansion Shortened implementation cycles Interoperability with Fraud Management and Wholesale Banking solutions Online Business Banking Web, mobile channel to bank business customers for payments, reporting, cash management Offerings: Enterprise Banker, Global Banker $407M Market Size: 57

Market Drivers Movement from cash to electronic payment Regional economic and population growth Government regulation Consolidation and globalization pressures ACI Value Proposition and Differentiators Most functionality with proven technology, proven reliability and scalability Broad set of interoperable products spanning the retail payment value chain Most regional specific functionality from doing business in over 80 countries Unmatched investment in product expansion Key Opportunities Product migration Emerging market opportunities Shortened implementation cycles End-to-end replacement of disparate systems Offerings: BASE24-eps(r), BASE24(r) $2.5B Market Size: Retail Payment Engines Mission critical transaction processing for issuing, acquiring and switching needs 58

Market Drivers Movement from cash to electronic payment Regional economic and population growth Compliance and regulation pressures Cost reduction forces in banking industry ACI Value Proposition and Differentiators Scalable solutions with flexibility for customer specific needs Customer-centric solutions (vs. "card" or "contract") Broad functionality gives customers the ability to consolidate platforms Key Opportunities Global expansion Capability solutions for competitive business offerings Continued optimization of settlement and reconciliation services Solution for customers looking to move off processor systems Offerings: ACI Issuer, ACI Acquirer, ACI Interchange, ACI Token Management $3.3B Market Size: Back Office Card issuer, merchant acquirer end-to-end solutions, including settlement and reconciliation 59

Customer Success Story Moneris Solutions saved over $10M per year 60

Market Drivers SEPA ACH and bulk payment ISO 20022 adoption Regulation ACI Value Proposition and Differentiators Robust redundant architecture is scalable and reliable solution Improved straight through processing, reducing operating costs Single platform, removing reliance on fragmented systems Key Opportunities Replacement of fragmented solutions in the market SEPA compliance Interoperability with Online Business Banking and Fraud Management solutions Offerings: Money Transfer System $459M Market Size: Wholesale Transaction Banking High-volume, mission-critical payments handling and message switching 61

Market Drivers Frequency and sophistication of financial crime Pressure on financial institutions to reduce losses from fraud Enterprise wide fraud solution ACI Value Proposition and Differentiators One of the industry's best real-time solutions Enterprise solution for multiple channels and payment types Rules engine and flexible scoring models Easiest solution to implement, deploy and configure Key Opportunities Capability solutions for specific threats Enrichment of enterprise offering Leverage of payments knowledge in fraud offerings Offerings: Proactive Risk Manager, ACI Case Manager $347M Market Size: Financial Crime Management Prevention, detection and resolution of financial crime in payments 62

Customer Success Story Counterfeit fraud drops 62% for BNZ 63

Market Drivers Migration to open standards Demand for integrated payment platforms and simplified infrastructure Payment specific solution needs for testing and monitoring ACI Value Proposition and Differentiators Multi-platform support Solutions designed for payment processing vs. generic platform tools Solutions that can be leveraged across multiple payment applications Key Opportunities Attachment of tools in payment application deals Packaging and pricing options Product interoperability Offerings: ACI Communication Services, ASSET, Payment Service Management $193M Market Size: Operate Solutions for testing and monitoring payment applications, and delivering data between systems 64

Innovation Cross-sell Quality & Productivity Pricing Usability User research to improve interfaces, documentation, training Architecture Continuous improvements Mobile Market Problem Identification Application P&L - Profitability Drivers Integration Interoperability of payment solutions Time-to-value ROI Messaging Requirements Lockdown earlier in project lifecycle Reduction of rework Development Methodology Predictable releases Reduced variation in scope Quality Assurance Requirements validation plans Early defect detection Loyalty Pricing Reward for multiple product licensing Packaging Capability solutions Pricing Controls Best practices 65

Maintenance P&L Carolyn Homberger Vice President, Programs & Initiatives

Maintenance P&L - Revenue What is the Maintenance P&L? Revenue recognized from Product Support Fees Cost of Product Defects found in Generally Available Software (i.e. Production Cases) Cost of Updates to ACI Software as mandated by Card Associations, Regulatory Agencies, etc. Comments: 95%+ From Backlog, < 5% New Sales Product Overview: Standard Maintenance Support for Strategic Products Uplifted Maintenance for Extended Support Products In $ Millions 4% CAGR 67

Maintenance P&L – Profitability Drivers

ACI payment systems

Pricing

Sunset Mgmt.

BASE24® Sunset
Version Sunset Mgmt.

Pricing Consistency

Mtc. Pricing Philosophy & Approach
Standard Contract Terms

Pricing Controls

Pricing Key Metrics
Managing & Reporting Exceptions

Cust. Retention

Attrition Mgmt.

Customer Loyalty Prgms
Customer Sat. Metrics
Backlog Mgmt.

60 Mo. BL Attrition

2008 = 3.2%
2009 = 2.8%
2010 = 5.0%

Improve Quality

Test Automation

Unit & Integration Testing Automation
System Test Automation

Test Driven Dvlpmt

Test Spec. @ Requiremts
Code & Design Reviews
Quality in Life Cycle vs. End of Project

Drive Productivity

Operational Metrics

Case Backlog
Case Backlog Aging
Case SLA's P1 – 3
# of Cases Opened / Month
Mtc. Hours by SW Version
Mtc. Hours by Customer

Cost Mgmt.

Level 1 & 2 Support (20%)
Level 3 Support (45%)
Mandates (10%)
Customer Mgmt. (10%)
Other (15%)

68

Maintenance P&L - Sunset Management Key Assumptions: Account Level Migration Analysis BASE24eps(r) Product Functionality Availability Contractual Terms Sunset Uplift as permitted by Customer Contracts Commitment to BASE24eps(r) Migration (i.e. Networks First) Uplift % as defined by Mandate or No Mandate Support 2012 Estimate Incremental Maintenance Revenue $8M 69

Maintenance P&L - Customer Retention Customer Loyalty Drivers: Cares About Customers Effective at Meeting Customer Needs Willingness To Collaborate Software Solutions Functionality Ease of Doing Business Innovation Awareness of Agile Payment Systems How do we Measure Customer Loyalty: Annual Customer Loyalty & Relationship Study - Evaluates overall loyalty Annual Product Study - Evaluates ACI product experiences Ongoing Event Based Surveys: Global HELP24 Support Case Surveys Implementation Event Surveys (New in Q3'10) Objectives of Customer Retention: To drive an increase in Customer Loyalty To drive an increase in the cross-sell, renewal, and recommendation of ACI's products 70

Maintenance P&L - Summary Pricing Sunset Mgmt. Productivity ACI has a Maintenance Pricing Philosophy & we maintain our discipline through: Metrics Exception management ACI has put the foundation in place to better capitalize on Sunset Programs for: Products (i.e. BASE24(r)) Versions ACI is constantly reviewing & monitoring our operations to drive: Product / Process Improvements (2011 / 2012 payback) Quality Improvements (2012+ payback) 71

ACI On Demand (AOD) P&L Carolyn Homberger Vice President, Programs & Initiatives

Comments: Revenue recognized from License Fees, Maintenance & Hosting Fees Recurring revenue In $ Millions What is ACI On Demand? ACI products run in a shared or managed services hosted environment Revenue driven from usage fees Broadens addressable market ; takes advantage of market movement toward outsourcing Provides rapid time to market for customers 7% CAGR AOD P&L - Revenue 73

Enterprise Banker All ACI Products available On Demand based on Mkt. Demand ... EXISTING TODAY ASX, OFX & CMS Enterprise Banker & PRM (Coming soon!) Retail Commerce Server BASE24(r) Payments Manager Proactive Risk Manager MTS AOD P&L - Products 74

ACI On Demand Customers ACI On Demand (AOD) business growing rapidly Enterprise Banker AOD customers on platform grew 51% in 2010 - 210,000+ customers and 320,000+ users Retail Commerce Server AOD revenue and transactions processed both up more than 50% in 2010 Proactive Risk Manager AOD: 2.1+ billion transactions processed in 2010 with both real time and near real time processing deployed BASE24 AOD: 138+ million transactions processed in 2010 with both ATM and POS processing deployed Germany AOD: 55+ million transactions processed in 2010 11 March 2011 Confidential 75 Sample Customers

Volume Time to Value Drive Productivity Customer Boarding Customers can be live within months - rapid revenue stream for FI/Retailers and ACI Operational Metrics Availability File Load Processing Cost Mgmt. AOD Operations (45%) Licensing Fee (35%) Data Center Support Costs / Other (20%) Usage Rates Expansion Once installed customers can add modules (functionality) quickly Efficiency Automation Quality Continued investment in highly available infrastructure Cross Sell ACI Services Expand use of current products - additional modules Expand ACI products used (e.g. PRM with EB) Business consulting to assist Financial Institutions and Retailers to increase business AOD P&L - Profitability Drivers 76

ACI Value Proposition Expertise - Product & Operations Rapid time to market ACI Manages the system - > 120 resources globally System availability and application performance assured via SLAs Customer can focus on business growth - not IT and operations Customer is not 'one of many' on a system Customer retains control over the system Minimal cost of entry for new initiatives IT Costs New Revenue Opportunities Compliance Customer Business Drivers AOD P&L - Customer Value Proposition 77

Global Leader in payments software ACI's Market reputation for delivering proven solutions On Demand is one of several deployment options Successful On Demand track record- over 10 years Ease of entry - 'pay as you go' pricing AOD P&L - ACI's Positioning 78

Proven Business Model Market Oppty is Strong Increases ACI Profitability ACI has successfully run an On Demand business for > 10 years Continued growth Strong Customer Loyalty Market interest in On Demand continues to grow ACI well positioned Excellent product breadth offered On Demand at ACI On Demand Business model drives profitable growth Build Recurring Revenue Volume increases capitalize on fixed costs AOD P&L - Summary 79

Services P&L Ralph Dangelmaier President, Global Markets & Services

What are the ACI Services offered? Business & Operations Consulting Implementation Services Technical Consulting (ESP) Comments: Improvements started in Americas channel in 2008. EMEA and APAC improvements started in 2010 Services supports our core product/solutions business In $ Millions * CY2008 included approximately $12 million of services revenue related to the Faster Payments mandate implementation in the UK Services Mission: To profitably implement ACI solutions and provide on-going Payments consulting services satisfying clients business needs. Services - Revenue 81

Services Rates Utilization Margin Process Focus on Profitability Consistent Reporting & Operations Global Consistency Market Rates % of Time on Customer Projects 30-50% 12-15% increase 2008 to 2010 Negative Margin to Break Even 2008 to 2011 Plan 30%- 50% increase Depending on the market 2008 to 2010 50% increase In Best Practices Implemented 2008 to 2010 12-15% 50% Services P&L - Profitability Drivers 82

Contributes to: Increased Services Rates Global consistency - Adherence to disciplines Improved Margin Contributes to: Employee/Knowledge retention Improved Utilization Improved Margin Contributes to: Improved Utilization Customer Satisfaction Cross Sales Improved Margin Global Services Best Practices 2 3 Consistent Client Experience Ensure continually improving services experience for ACI customers Professional Services Discipline Facilitate continued skill growth of the team to result improved employee effectiveness & satisfaction Consistent Reporting & Operations Ensure global consistency in key practices and management reporting to drive improvement to Services P&L Services P&L - Profitability Drivers 83

Multi Year Plan Competitive Advantage Profit Drivers ACI has a multi year Services plan to drive: Margin Improvement Global Consistency Improved customer satisfaction ACI Services has a competitive advantage in the market: Payments Experience Business Consulting helps clients expand usage of ACI product Leveraging ACI product interoperability Services Drive additional revenue to ACI through: Cross Sell Increased Usage of ACI Products Improves customer loyalty to ACI Services P&L - Summary 84

Customer Discussion

Agenda Introduction & BNY Mellon overview Objectives BNY Mellon profile and assets BNY Mellon strategy overview Benefits/ROI Summary 86

Introduction & BNY Mellon Overview Our Company US$24.4 trillion in assets under custody and administration US$1.14 trillion in assets under management Service US$12 trillion in outstanding debt Process an average of US$1.6 trillion in global payments daily Worldwide staff of 47,700 Locations across 6 continents, in 36 countries Our Clients 88% of the Fortune 5001 77% of the Fortune 1,0001 75% of the Global 5001 Our Financials Strong investment-grade credit ratings 2 Only U.S. financial firm rated triple-A at the bank level by Moody's2 87

BNY Mellon Objectives - FNI Program Implement a centralized financial messaging hub consolidating older applications in to a central service Provide industry leading up-time, throughput & resiliency Lower per unit messaging cost by 90%+ Position BNY Mellon to rapidly respond to new market initiatives Consolidate existing back-end payment systems on to FNI platform Messaging systems being replaced or consolidated Fed Securities, Fed Funds, CHIPS, International SWIFT, Domestic SWIFT, Telex, Fax Connecting to 140 back-end applications Supporting over 50 lines of business and 4,500+ users globally 88

ACI Assets at BNY Mellon 89

BNY Mellon Starting Profile

Legacy Messaging Assets at BNY Mellon

ACI payment systems


BNY's Business Areas
BNY's Core Processing Systems
BNY's Messaging Systems
External Financial Networks
FNI Systems targeted for replacement
Securities Clearance
Securities Lending
Funds Transfer
Cash Management
Trade Services
Custody
Corporate Trust
BDS
FTS
ASP, GSP, TAS, FTS, IMMS, RMB, DCC, CFC, CAR, CAS, RPO, ADR, CANS, DDR, STS, WNR, EDI, OBR, ARP, LBX, GSP, GTM, MMD, CLC, GPS, ATL ASR, PRX, REC
PROFE1 FED Securities System
FE Systems FED/CHIPS
MSGRTR Domestic SWIFT
MERVA International SWIFT
Fed Securities
Fed/Funds
CHIPS
Fax
Telex
SWIFT
SWIFT

90

BNY Mellon Strategy Overview

BNY Mellon Consolidation Opportunities

ACI payment systems

	MIDDLEWARE & MESSAGING HUB	FRAUD	PAYMENTS PROCESSING	PAYMENTS SETTEMENT & MESSAGING
Before	**In House** Middleware **PROFEI** Fed Securities **FE** USD (Fed, CHIPs) **Message Router-** SWIFT **Merva** SWIFT	**Homegrown** AML/Fraud **Merva** Enterprise OFAC	**BDS** Fed Securities **FTS** Fed Securities **Montran & 5 Addl payments systems grown through acquisition**	**PROFEI** Fed Securities **FE** USD (Fed, CHIPs) **Message Router** SWIFT **Merva** SWIFT **SAA** SWIFT **Mint** SWIFT
After	**In House** Middleware **ACI MTS** Messaging Hub	**ACI PROACTIVE RISK MANAGER** Enterprise **MTS Enterprise Sanctions Filter** OFAC	**Under Evaluation**	**ACI MTS** Payment Settlement & Messaging

92

BDS ASP, GSP, TAS, FTS, IMMS, RMB, DCC, CFC, CAR, CAS, RPO, ADR, CANS, DDR, STS, WNR, EDI, OBR, ARP, LBX, GSP, GTM, MMD, CLC, GPS, ATL ASR, PRX, REC FTS FNI (MTS) BNY Mellon Current Profile Existing State MSGRTR Domestic SWIFT FED/CHIPS FE System Fed/Funds CHIPS Fax SWIFT Telex Fed Securities PROFE1 FED Securities System Merva International SWIFT BNY's Core Processing Systems External Financial Networks BNY's Business Areas BNY's Messaging Systems Custody Securities Clearance Cash Management Funds Transfer Trade Services Corporate Trust Securities Lending 93

BDS ASP, GSP, TAS, FTS, IMMS, RMB, DCC, CFC, CAR, CAS, RPO, ADR, CANS, DDR, STS, WNR, EDI, OBR, ARP, LBX, GSP, GTM, MMD, CLC, GPS, ATL ASR, PRX, REC FTS FNI (MTS) BNY Mellon Ending Profile Final State Fed/Funds CHIPS Telex SWIFT Fax Fed Securities BNY's Core Processing Systems External Financial Networks BNY's Business Areas Custody Securities Clearance Cash Management Funds Transfer Trade Services Corporate Trust Securities Lending 94

BNY Mellon Benefits/ROI Summary 95

Non-GAAP Financial Measures ACI is presenting operating free cash flow, which is defined as net cash provided (used) by operating activities, less net after-tax payments associated with employee related activities, net after-tax payments associated with IBM IT outsourcing transition and severance, and capital expenditures and plus or minus net proceeds from IBM. Operating free cash flow is considered a non-GAAP financial measure as defined by SEC Regulation G. We utilize this non-GAAP financial measure, and believe it is useful to investors, as an indicator of cash flow available for debt repayment and other investing activities, such as capital investments and acquisitions. We utilize operating free cash flow as a further indicator of operating performance and for planning investing activities. Operating free cash flow should be considered in addition to, rather than as a substitute for, net cash provided (used) by operating activities. A limitation of operating free cash flow is that it does not represent the total increase or decrease in the cash balance for the period. This measure also does not exclude mandatory debt service obligations and, therefore, does not represent the residual cash flow available for discretionary expenditures. We believe that operating free cash flow is useful to investors to provide disclosures of our operating results on the same basis as that used by our management. We also believe that this measure can assist investors in comparing our performance to that of other companies on a consistent basis without regard to certain items, which do not directly affect our ongoing cash flow. 96

Non-GAAP Financial Measures ACI also includes backlog estimates which are all software license fees, maintenance fees and services specified in executed contracts, as well as revenues from assumed contract renewals to the extent that we believe recognition of the related revenue will occur within the corresponding backlog period. We have historically included assumed renewals in backlog estimates based upon automatic renewal provisions in the executed contract and our historic experience with customer renewal rates. Backlog is considered a non-GAAP financial measure as defined by SEC Regulation G. Our 60-month backlog estimate represents expected revenues from existing customers using the following key assumptions: Maintenance fees are assumed to exist for the duration of the license term for those contracts in which the committed maintenance term is less than the committed license term. License and facilities management arrangements are assumed to renew at the end of their committed term at a rate consistent with our historical experiences. Non-recurring license arrangements are assumed to renew as recurring revenue streams. Foreign currency exchange rates are assumed to remain constant over the 60-month backlog period for those contracts stated in currencies other than the U.S. dollar. Our pricing policies and practices are assumed to remain constant over the 60-month backlog period. 97

Non-GAAP Financial Measures Estimates of future financial results are inherently unreliable. Our backlog estimates require substantial judgment and are based on a number of assumptions as described above. These assumptions may turn out to be inaccurate or wrong, including for reasons outside of management's control. For example, our customers may attempt to renegotiate or terminate their contracts for a number of reasons, including mergers, changes in their financial condition, or general changes in economic conditions in the customer's industry or geographic location, or we may experience delays in the development or delivery of products or services specified in customer contracts which may cause the actual renewal rates and amounts to differ from historical experiences. Changes in foreign currency exchange rates may also impact the amount of revenue actually recognized in future periods. Accordingly, there can be no assurance that contracts included in backlog estimates will actually generate the specified revenues or that the actual revenues will be generated within the corresponding 60-month period. Backlog should be considered in addition to, rather than as a substitute for, reported revenue and deferred revenue. ACI also includes Operating EBITDA, which is defined as operating income (loss) plus depreciation and amortization and non-cash compensation. Operating EBITDA is considered a non-GAAP financial measure as defined by SEC Regulation G. Operating EBITDA should be considered in addition to, rather than as a substitute for, operating income (loss). 98

Forward-Looking Statements This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as "believes," " will," "expects," "anticipates," "intends," and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include, but are not limited to, statements regarding Our belief that we continue to see good opportunities in the retail stores segment with our Retail Commerce Server product family; Our belief that the monthly recurring portion of our 60-month backlog is growing at a higher rate, and that a stable non-recurring backlog reflects an ability to move projects into GAAP revenue at the same rate that sales are adding new projects; The company's 12-month and 60-month backlog estimates and assumptions, including (i) our belief that backlog from monthly recurring revenues and project go-lives will continue to grow and drive quarterly GAAP revenue, leading to predictable quarterly performance, and (ii) expectations for backlog to contribute a similar percentage of 2011 revenue led by recurring revenue and project go-live events as it did in 2010; Expectations regarding 2011 financial guidance related to revenue, operating income and operating EBITDA and assumptions regarding other factors impacting our 2011 financial guidance, including sales and operating free cash flow. Our belief that we continue to see good market opportunity in all geographies and that market opportunity and best practices will drive sales; Expectations regarding global market trends and drivers and our ability to leverage such trends and drivers, including (i) growth in electronic payment transaction volumes, (ii) consolidation creating large scale needs and inefficient platform redundancies, (iii) continued desire for cost reduction and increased productivity, (iv) need to expand fraud detection to unprotected channels, (v) search for new revenue sources, and (vi) globalization; Expectations regarding the company's key growth markets within the Americas, EMEA and Asia-Pacific and our ability to capitalize on opportunities within these markets including opportunities related to (i) cross-selling, (ii) regulatory change, (iii) consolidation, and (iv) aging platforms; Expectations and assumptions relating to ACI's internal drivers, including (i) cross-selling ACI products, (ii) migrations to new solutions, including our belief that our BASE24-eps phased migration approaches are gaining more traction, (iii) stronger services model, (iv) alliances, and (v) increased client focus, especially with senior-levels; Expectations regarding the implementation of sales and services best practices, our five step consistent sales process and our belief that driving global consistency will facilitate local autonomy;

Forward-Looking Statements Expectations and assumptions related to any key benefits received by our customers resulting from the implementation of our products, including (i) potential return on investment, (ii) reduction of overall costs due to elimination of redundant silos, (iii) improved time to market for new products and services, (iv) improved revenue opportunities, (v) improved service availability, (vi) increased efficiency, (vii) increased fraud detection rates, and (viii) use of a single customer view to identify more cross-sell opportunities; Expectations and assumptions related to our Agile Payments Solution strategy; Our ability to leverage profitability drivers and key opportunities related to our Application P&L, Maintenance P&L, AOD P&L, and Services P&L; Expectations and assumptions regarding our Maintenance P&L including, (i) potential incremental maintenance revenue in 2012 resulting from our sunset management strategy, and (ii) positive impact in 2011 and 2012 resulting from product, process and quality improvements; Our belief that market interest in our On Demand business continues to grow and that the On Demand business model will drive profitable growth by building recurring revenue and our ability to capitalize fixed costs; and Our belief that ACI Services has a competitive advantage in the market and that services will drive additional revenue to ACI. All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. Such factors include but are not limited to, risks related to the global financial crisis and the continuing decline in the global economy, restrictions and other financial covenants in our credit facility, volatility and disruption of the capital and credit markets and adverse changes in the global economy, the maturation of our current credit facility, the restatement of our financial statements, consolidations and failures in the financial services industry, the accuracy of management's backlog estimates, the cyclical nature of our revenue and earnings and the accuracy of forecasts due to the concentration of revenue generating activity during the final weeks of each quarter, impairment of our goodwill or intangible assets, exposure to unknown tax liabilities, volatility in our stock price, risks from operating internationally, including fluctuations in currency exchange rates, increased competition, our offshore software development activities, customer reluctance to switch to a new vendor, the performance of our strategic product, BASE24-eps, the maturity of certain products, our strategy to migrate customers to our next generation products, ratable or deferred recognition of certain revenue associated with customer migrations and the maturity of certain of our products, demand for our products, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, business interruptions or failure of our information technology and communication systems, our alliance with International Business Machines Corporation ("IBM"), our outsourcing agreement with IBM, the complexity of our products and services and the risk that they may contain hidden defects or be subjected to security breaches or viruses, compliance of our products with applicable legislation, governmental regulations and industry standards, our compliance with privacy regulations, the protection of our intellectual property in intellectual property litigation, future acquisitions, strategic partnerships and investments and litigation. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K